UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 _______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2019, our Board of Directors approved 2019 corporate goals under our annual performance-based bonus program. The 2019 corporate goals consist of financial goals, including budgeting, cash runway and compliance goals (weighted at 40%), project-based goals, including clinical development, manufacturing, and regulatory goals (weighted at 30%), and business development goals, consisting of in-licensing goals (weighted at 30%).  After the end of the year, our Board of Directors will assess our achievement against the corporate goals, as well as each executive officer’s individual contributions towards reaching the corporate goals, in determining awards to our executive officers under our annual performance-based bonus program.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 13, 2019, TRACON Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders at its corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122 at 8:00 a.m. pacific time (the “2019 Annual Meeting”). The Company had 29,898,698 shares of common stock outstanding and entitled to vote as of April 18, 2019, the record date for the 2019 Annual Meeting.  At the 2019 Annual Meeting, 21,981,538 shares of common stock of the Company were present or represented by proxy.

At the 2019 Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 25, 2019.

At the 2019 Annual Meeting, the Company’s stockholders:

(1) elected Dr. Stephen T. Worland as a director of the Company to hold office until the 2022 Annual Meeting of Stockholders; and

(2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The following sets forth detailed information regarding the final certified results of the voting with respect to each matter voted upon at the 2019 Annual Meeting:

Proposal 1. Election of a Director

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen T. Worland, Ph.D.	12,095,314	2,486,196	7,400,028

 Proposal 2. Ratification of the selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,710,234	156,044	115,260	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Dated: June 14, 2019
	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer